UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

Morgan Stanley

(Exact name of Registrant as specified
in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:     (212) 761-4000

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 20, 2015, Morgan Stanley (the "Registrant") released financial information with respect to its quarter and year ended December 31, 2014. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof. In addition, a copy of the Registrant's Financial Data Supplement for its quarter and year ended December 31, 2014 is annexed as Exhibit 99.2 to this Report and by this reference incorporated herein and made a part hereof.

The information furnished under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD disclosure

On January 20, 2015, Morgan Stanley (the “Registrant”) released financial information with respect to its quarter and year ended December 31, 2014 and held an investor conference call. Exhibit 99.3 is a copy of a presentation (the “Presentation”) presented on the conference call, furnished for, and posted on the Registrant’s website.

The Presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.

Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.3 hereto) contains forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current plans, estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of additional risks and uncertainties that may affect the future results of Morgan Stanley, please see “Forward-Looking Statements” immediately preceding Part I, Item 1, “Competition” and “Supervision and Regulation” in Part I, Item 1, “Risk Factors” in Part I, Item 1A, “Legal Proceedings” in Part I, Item 3, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 7 and “Quantitative and Qualitative Disclosures about Market Risk” in Part I, Item 7A, each of Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2013 and other items throughout the Form 10-K, Morgan Stanley’s Quarterly Reports on Form 10-Q, including “Risk Factors” in Part II, Item 1A therein, and Morgan Stanley’s Current Reports on Form 8-K, including any amendments thereto, which have been filed with the Securities and Exchange Commission and are available on Morgan Stanley’s website at www.morganstanley.com and on the Securities and Exchange Commission’s website at www.sec.gov. Morgan Stanley does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release of the Registrant, dated January 20, 2015, containing financial information for the quarter and year ended December 31, 2014.

99.2	Financial Data Supplement of the Registrant for the quarter and year ended December 31, 2014.

99.3	Morgan Stanley Presentation, dated January 20, 2015.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)
By: /s/ Paul C. Wirth
Paul C. Wirth
Deputy Chief Financial Officer

Dated:  January 20, 2015